Exhibit 99.1

MICRONET ENERTEC
TECHNOLOGIES, INC

Always in Front

MICRONET
ENERTEC
TECHNOLOGIES, INC

Investor Presentation
September 2014

Forward Looking Statement
This presentation contains express or implied forward-looking statements within the Private Securities Litigation
Reform Act of 1995 and other U.S. Federal securities laws. These forward-looking statements include, but are not limited to, those statements regarding future growth and rates of growth, financial targets, business strategy, plans and objectives for future operations, new market entry, pursuing new opportunities, expansion of the company’s brand, broadening distribution and addition of new products. Such forward-looking statements and their implications involve known and unknown risks, uncertainties and other factors that may cause actual results or performance to differ materially from those projected. The forward-looking statements contained in this presentation are subject to other risks and uncertainties, including those discussed in the "Risk Factors"
section and elsewhere in the company's annual report on Form 10-K for the year ended December 31, 2013 and in subsequent filings with the Securities and Exchange Commission. Except as otherwise required by law, the company is under no obligation to (and expressly disclaims any such obligation to) update or alter its forward-
looking statements whether as a result of new information, future events or otherwise.

Corporate Overview

We are a US-based leader in developing and marketing:

- **Special ruggedizedcomputers** to the MRM market
- **Computer based command and control and A.T.E. equipment**for the Aerospace and Defense market.

67%
MRM
A&D
33%

60%
33%
7%

Company Overview
Revenue by Segment
(2013)
Revenue by Geography
(2013)
4
Nasdaq Ticker
MICT
Shares Outstanding
~5.83M
Float
~3.2M (66%)
2013 Revenue
$35.6M
2Q14 Cash and marketable
securities
$16.3M
2Q14 Long Term Debt
$5.5M

Investment Highlights

Two Multi-Billion Dollar
Markets
History of Growth
  Revenue grew from $10 M in 2011 to $35.6 M in 2013
  Mobile Resource Management (MRM)
  Aerospace & Defense
Focused On High
Growth MRM Verticals
  Local Fleet
  Long Haul
  Heavy Equipment
 Low Revenue Multiple
  0.8x sales (as of 7/28/14)
  Trades at 70% discount to the blended industry peer multiple of 2.4x sales
 Strong Balance Sheet
  $9.2 M in cash (as of 6/30/14)
  $7.1 M in Marketable Securities
  $19.6 M in net working capital
Preeminent R&D
  History of leading edge product development
  8% allocated to R&D in 2013
Management Owns Significant Stake; Aligned With Shareholders

Experienced Management Team
David Lucatz - Chairman of the Board and CEO
25 years’ experience with a successful track record in operations, finance, business development and management, including:
Co-owner of ITL Optronics Ltd., an advanced electronics supplier to the defense and security industries, listed on the Tel Aviv Stock Exchange
CEO of Taliplast, a leading manufacturer of Plastic products
EVP of Securitas, a public finance investments group
Tali Dinar - Chief Financial Officer
15 years’ experience managing financial operations in the homeland and defense industries
Former Manager at Kost Forer Gabbay & Kassierer, a member of Ernst & Young Global
A former Chief Controller of GCST, a major Global Homeland Security Group, and
ITL Optronics, a Public Defense Group
Shai Lustgarten - CEO of Micronet Ltd.
16 years’ experience managing sales and marketing in the defense and civil electronics industries
Former VP Sales, Marketing & CMO of TAT Technologies Group
Former Director of Business Development of SGD Engineering Ltd
and Marketing & Business Development Director for Haargaz group

MICRONET ENERTEC
TECHNOLOGIES, INC

MICRONET
650
W Georgia St 157

Mobile Resource Management (MRM)
Division

MICRONET ENERTEC
TECHNOLOGIES, INC

Windows Embedded CE 6.0 GSD™

MRM Market Solution
  Rugged Tablets
  Vibration and shock endurance
  Built to withstand wide
 temperature ranges
  Fixed or Portable
  Endure rough working
 conditions
  Bringing together best of breed
   technology & solutions for
  driver / platform interfacing

MICRONET ENERTEC
TECHNOLOGIES, INC

Net960CE-X
MICRONET
ENERTEC
TECHNOLOGIES, INC
MICRONET
MICRONET

MRM market expected to grow from $5.5B in 2013 to over $9B by
2016; Number of subscribers expected to grow from 17 M
subscribers to 32 M by 2016*

MRM Market Growth

6
5
4
3
2
1
0
(Units In Millions)
3.0
0.7
0.3
3.6
0.7
0.3
4.2
0.8
0.4
4.9
0.9
0.4
5.7
1.1
0.5
2012
2013
2014
2015
2016
Local Fleet
Long Haul
Heavy Equipment

U.S. MRM Market Vertical Growth

Steady Double Digit Growth Trend In Three Target Verticals
Licht & Associates study (November 20, 2013)

Focused On High Growth MRM Verticals Estimated Relevant US Market Size For Our Equipment

Vertical	2014 Installments*	Projected 2016 Installments*	Growth 2014 to 2016*	2015/2016 Total U.S. Projected Market Size** (Including 20% Replacements)
Local Fleet	4.2 M Units	5.7 M Units	37%	$ 967 M
Long Haul	0.79 M Units	1.137 M Units	44%	$ 277 M
Heavy Equipment	0.38 M Units	0.46 M Units	32%	$162 M
Total	5.37 M Units	7.297 M Units	36%	**$1.4 B**

Local Fleet Vertical Is Becoming a Larger Portion of Company Orders in 2014 as of July 31, 2014
*Licht & Associates study (November 20, 2013)
**Company estimate

MICRONET ENERTEC
TECHNOLOGIES, INC

MICRONET

micronet

GSD™

android

MICRONET

Microsoft Windows CE

TREQ

Specialists In The Industrial Market

Ruggedized Industrial
Enabling in-cab platforms
 Fix-mount / Portable
 Integrated Wireless & GPS
 GSD SW- MDM, OTA updates
 CAN/OBDII Diagnostics
 Video cams
Enhanced business model
 Offered direct to TSPs
 BYOD through channels:
Mobile operators, VARs
 Collaboration with specialist
technology partners
Conumer

MICRONET ENERTEC
TECHNOLOGIES, INC

Trimble

teletrac

IMARDA

Belgravium Technologies plc

Trimble Inc. (NASDAQ: TRMB): An $7 billion market cap
corporation, the second largest provider of FM and MRM
solutions with 370,000 installed units
Teletrac Inc.: A provider of advanced and interactive fleet
automation software based in California. Teletrac provides
solutions to more than 20,000 fleets with 200,000 vehicles
Imarda Ltd: A provider of fleet management solutions based
in Australia and New Zealand
Belgravium Technologies PLC (AIM: BVM): A market leader in
enterprise mobile computing solutions with an installed
global product base of over 300,000 terminals
Key MRM Customers

Transformative Acquisition

  Complementary product line with strong presence in local fleet vertical
  U.S.-based MRM Division of Beijer Electronics Inc.
  Enables MICT to establish strong U.S. sales and
 operational base
  Headquartered in Salt Lake City, UT
  Immediately accretive; 2013 revenues of $11M
  Significantly expands customer base
  Strengthens R&D

MICRONET ENERTEC TECHNOLOGIES, INC

Construction &Heavy Equipment 5%
Local Fleet 18%
Long Haul 77%
Construction &Heavy Equipment 7%
Long Haul 36%
Local Fleet 57%
Long Haul
Local Fleet
Construction &Heavy Equipment

Change in Verticals

Local Fleet Business Is Becoming
The Largest Portion of 2014 Received Orders
Orders received till July 31, 2014
Sales 2013

Others
12%
Customer A
83%
Customer C
2%
Customer B
3%
0%
0%

Sales 2013

Customer K
2%
Customer M
2%
Customer D
5%
Customer A
27%
Customer J
8%
Customer H
13%
Customer I
15%
Others
28%

Sales and backlog as of July 31, 2014

Diversified Customer Base

Significant Diversification of Customer Base
Should Drive Potential Growth
Customer Diversity - 2014
Customer Diversity - 2013

Local Fleet
 (July 2014) $800,000 Order for TREQ-VMX Mobile Rugged Tablets for Heavy
Construction Market
 (June 2014) $2.7 Million Order for Mobile Rugged Tablets for Transit MRM
Solutions
 (May 2014) $1.4 Million in Rugged Tablet Orders for the Yellow School Bus Local
Fleet Market
Long Haul
 (April 2014) Over $400,000 in A307 Mobile Computing Device Orders for Trucking
and Long-Haul Solutions in Chile and Mexico
MRM
Significant Recent Orders

Aerospace & Defense
Division

A&D Market Solution

  Sophisticated and rugged computer-based equipment focusing on missile defense systems
  Mission critical applications
  Security clearance for most sensitive Israeli defense programs
  Comprehensive solution for customer:
Stable, Cash Generating Business; $10.7 M In Backlog At 12/31/13
Designs
Manufactures
Supplies
Develops

MICRONET ENERTEC
TECHNOLOGIES, INC

Automatic testing systems and simulators	Power Supply Units	Naval Platforms	Military Computer Boxes
Missile fire control Test system and simulator maintenance	AC/DC DC/DC PDU Systems High wattage power supply units	Command, control, communications systems	Specialized cards I/O Cards Graphics cards Power supplies for internal and external card systems
All weapons system types	Fighter planes Missiles Pods Battleships Ranks Mobile trailers	Missile boats Submarines	Aircraft Watercraft Submarines Tanks

Supplier of Critical Aerospace Defense
Systems

 Technology
Application

MICRONET ENERTEC
TECHNOLOGIES, INC

IAI
ISRAEL AEROSPACE INDUSTRIES

RAFAEL
ADVANCED DEFENSE SYSTEMS LTD.

Elbit Systems

Strong Customer Base

Israel Aerospace Industries (IAI)
 Largest aerospace and defense company and industrial exporter in Israel
 Over $3 billion in annual revenue
Rafael Advanced Defense Systems Ltd
 Key involvement in Israeli defense projects
 $1.8 billion annual revenue
Elbit Systems Ltd. (NASDAQ and TASE:ESLT)
 Defense contractor with operations in Israel and the U.S.
 $3 billion annual revenue

MICRONET ENERTEC TECHNOLOGIES, INC

Significant Recent Contract Awards

Aerospace & Defense
  (July 2014) $1.2 Million Purchase Order for Missile Defense Support
 System
  (June 2014) $3 Million in Follow-On Orders for Missile Defense System
 Support Project

Select Financial Information
Please refer to the company’s financial filing filed with the SEC for full financial information

Annual Revenue
($ in Millions)
40
35
30
25
20
15
10
5
0
$10.1
$17.8
$35.6
2011
2012
2013

Quarterly Revenue
9
8
7
6
5
4
3
2
1
0
$5.5
$6.6
1Q14
2Q14

Revenue Trends

Quarterly growth of 18%
Strong annual growth

Significant Revenue Growth Expected in Second Half of 2014

$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
Q1
Q2
Q3 & Q4
35+% growth projected
First Half
Second Half

(in Thousands)

June 30,2014
Cash, cash equivalents and marketable securities	$16.3M
Long Term Debt (Bank & Others)	$5.5M
Net Working Capital	$19.6M
MICT Stockholders' Equity	$15.8M

Strong Balance Sheet

Revenue Multiple Landscape

Peers	Price to Sales
CalAmp	2.5x
MiX Telematics	2.6x
Xplore	1.4x
Zebra	3.8x
Garmin	4.2x
Fleetmatics	5.9x
Average	3.4x
Peers	Price to Sales
Astronics	2.3x
Elbit	0.9x
Tel Instrument	1.08x
Raytheon	1.26x
Lockheed Martin	1.19x
Average	1.3x
Micronet Enertec At 0.8x Sales
Trades At A 70% Discount To The Blended Industry Peer Multiple
Of 2.4x Sales
Aerospace & Defense
Assumes 60% of sales from MRM and 40% from A&D. Multiples As of 7/28/14.
MRM

Success Strategy

Proven Products, Proven Management, Proven
Company, High Growth Markets
Product Innovation
Drive Sales and
Marketing
  Recent acquisition fortifies U.S. sales presence
  Further broadens and diversifies customer base
  Comprehensive product offering including best in class Android product roll out
  Continue R&D investment
Focus on High Growth
Markets
  Aggressively drive successful penetration of high growth local fleet vertical
  Proven acquirer
  Focus acquisitions on technology and penetration of high growth verticals
Select Acquisitions